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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2000

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                                   33-0721183
            --------                                   ----------

 (State or other jurisdiction of         (I.R.S. Employer Identification Number)
 incorporation or organization)

 17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA             92614
 -------------------------------------------             -----

 (Address of principal executive offices)              (Zip code)


        Registrant's telephone number, including area code (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable


ITEM 5.  OTHER EVENTS

As previously reported, on March 23, 2000, First Alliance Corporation (the "Company") and several of its subsidiaries filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California. Since the March 23, 2000 petition date, the Company has operated as a debtor in possession and is in compliance with all bankruptcy reporting requirements, including the filing of Monthly Operating Reports.

Since the petition date, the Company has been principally engaged in dealing with bankruptcy-related matters, and, together with its outside advisors, formulating a substantially modified business strategy in an effort to expeditiously formulate, confirm and consummate a plan to sell and market the Company's business units and related assets. The Company, which at its peak employed over 450 people, presently has approximately 70 full-time employees. The Company plans to further reduce its staff to the minimum number of employees necessary to wind up the Company's affairs. In addition, the Company's remaining management, financial and accounting staff now devote a significant portion of their time to developing and implementing the Company's asset marketing and sales plan and to administering the bankruptcy proceeding including, among other things, preparing detailed financial budgets, formulating and preparing disclosure materials relating to the bankruptcy proceeding, analyzing accounts payable and receivables, assembling data for the Company's schedules of assets

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and liabilities and statement of financial affairs which are required to be filed with the Bankruptcy Court and preparing the Monthly Operating Reports for the Bankruptcy Court and Office of the United States Trustee.

As a result of the above, the Company has requested that the Securities and Exchange Commission allow it to follow a modified reporting procedure in lieu of the periodic reports required under the Securities Exchange Act of 1934, as amended. Such modified reporting procedures would include filing under cover Form 8-K copies of the Monthly Operating Reports for each bankrupt entity as required to be filed with the Bankruptcy Court and Office of the United States Trustee. The Company has filed its Monthly Operating Reports for the month of April 30, 2000 with the Bankruptcy Court and Office of the United States Trustee. A copy of these reports for each bankrupt entity is attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4.

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Exhibits:
              (99.1) Monthly Operating Report for the month of April - First Alliance Corporation, a Delaware Corporation,
                       SA 00-12371 LR
              (99.2) Monthly Operating Report for the month of April - First Alliance Mortgage Company, a California Corporation,
                       SA 00-12370 LR
              (99.3) Monthly Operating Report for the month of April - First Alliance Mortgage Company, Minnesota , a Minnesota Corporation, SA 00-12372 LR
              (99.4) Monthly Operating Report for the month of April - First Alliance Portfolio Services, a Nevada Corporation,
                       SA 00-12373 LR

         (b)  Pro forma financial information - not applicable.

         (c)  Exhibits - not applicable



                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:      May 30, 2000
         ------------------                     FIRST ALLIANCE CORPORATION


                                                By:  /s/ FRANCISCO NEBOT
                                                     ---------------------------
                                                          Francisco Nebot
                                                           President and
                                                      Chief Financial Officer


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